Dated January 20, 2011

Filed pursuant to 497(a)(1) Registration File No. 333-166491 Rule 482 Ad.
Medley Capital Corporation
11,111,112 Shares of Common Stock of Medley Capital Corporation
(the “Initial Public Offering”)
The information herein relates only to the Initial Public Offering and should be read together with the preliminary prospectus dated January 5, 2011 relating to the Initial Public Offering. Capitalized terms used but not defined herein have the meaning ascribed to them in the preliminary prospectus dated January 5, 2011.

Issuer:	Medley Capital Corporation

Summary of Formation Transaction:	Medley Opportunity Fund LP (“MOF LP”) and Medley Opportunity Fund Ltd. (“MOF LTD”) transferred all of their respective interests in the Loan Assets to MOF I BDC LLC (“MOF I BDC”) in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests. In addition, MOF I BDC had a 100% interest in the Loan Assets. Each of MOF LTD and MOF LP then contributed their respective MOF I BDC membership interests to Medley Capital BDC LLC in exchange for Medley Capital BDC LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of Medley Capital BDC LLC. Medley Capital BDC LLC then converted into Medley Capital Corporation, a Delaware corporation.

For a more detailed discussion of the Formation Transaction, see the preliminary prospectus dated January 5, 2011.

Pro Forma Presentation:	The pro forma financial information that follows presents the balance sheet and income statement information for Medley Capital Corporation and gives effect to the Formation Transaction described immediately above, as well as the proposed Initial Public Offering and the application of the net proceeds of the Initial Public Offering. The information provided in this supplement should be read together with the preliminary prospectus dated January 5, 2011.
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
This offering is being made solely by means of a written prospectus forming part of the registration statement, which may be obtained from the Prospectus Departments of any of the following investment banks: Goldman, Sachs & Co., 200 West Street, New York, NY 10282; Citi, Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220; or UBS Securities LLC, 299 Park Avenue, New York, New York 10171, or by calling Goldman, Sachs & Co. at (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by emailing prospectus-ny@ny.email.gs.com; calling Citi at (877) 858-5407; or calling UBS Securities LLC at (888) 827-7275 ext. 3884. Investors are advised to carefully consider the investment objective, risks and charges and expenses of Medley Capital Corporation before investing.

2

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
MEDLEY CAPITAL CORPORATION
The following unaudited pro forma combined balance sheet as of September 30, 2010 and the unaudited pro forma combined statement of operations for the period from May 31, 2010 to September 30, 2010 are based on the historical financial statements of Medley Capital BDC LLC and MOF I BDC LLC after giving effect to the Formation Transaction (defined below) and the public offering.
As described in the section “Formation” included in the Preliminary Prospectus dated January 5, 2011, in connection with the contemplated public offering, Medley Opportunity Fund LP (“MOF LP”) and Medley Opportunity Fund Ltd. (“MOF LTD”) transferred all of their respective interests in the Loan Assets to MOF I BDC LLC (“MOF I BDC”) in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests. In addition, MOF I BDC had a 100% interest in the Loan Assets. Each of MOF LTD and MOF LP then contributed their respective MOF I BDC membership interests to Medley Capital BDC LLC, a second newly formed Delaware limited liability company, in exchange for Medley Capital BDC LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of Medley Capital BDC LLC. Medley Capital BDC LLC then converted into Medley Capital Corporation, a Delaware corporation. These transactions are together referred to as the Formation Transaction.
After the completion of the Formation Transaction, MOF LP and MOF LTD will own equity interests in Medley Capital Corporation, but only to the extent permitted by the Investment Company Act of 1940, as amended. MOF LP and MOF LTD will distribute equity interests in Medley Capital Corporation in excess of those permitted to be owned by them, if any, to their respective limited partners. MOF LP and MOF LTD’s interests will be valued at the initial public offering price.
The unaudited pro forma combined financial data gives effect to the completion of the Formation Transaction, including the conversion of all outstanding limited liability company interests in Medley Capital BDC LLC into shares of stock of Medley Capital Corporation as if such Formation Transaction had been completed at September 30, 2010. The unaudited pro forma combined financial data also assumes completion of the proposed offering and for that purpose assumes: (1) the sale of 10,370,371 shares of Medley Capital Corporation common stock at an assumed public offering price of $13.50 (the midpoint of the initial public offering price set forth on the cover page of the Preliminary Prospectus), after deducting underwriting discounts and commissions and estimated offering expenses of approximately $1.3 million payable by the company, and (2) the concurrent sale of 740,741 shares of Medley Capital Corporation common stock to affiliates of the company and of MCC Advisors, the manager, and some of their employees in the offering at the initial public offering price of $13.50 per share (the midpoint of the initial public offering price set forth on the cover page of the Preliminary Prospectus).
The unaudited pro forma combined financial data are provided for informational purposes only and are subject to a number of uncertainties and assumptions and do not purport to present what the companies’ actual performance would have been if the Formation Transaction and the offering had occurred on September 30, 2010. This information should be read with the financial statements and the notes thereto set forth in the Preliminary Prospectus.

Medley Capital Corporation
PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
As of September 30, 2010

			Pro forma	Pro forma Consolidated
	Medley Capital BDC LLC	MOF I BDC LLC	Adjustments (1)(2)	Medley Capital Corporation
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash	$15,190	$117,910	$138,629,101	$138,762,201
Investments, at fair value (amortized cost of $84,091,921)		76,385,646	7,706,275	84,091,921
Interest receivable		1,177,430	(454,097)	723,333
Deferred offering costs	49,760		(49,760)	—

Total assets	$64,950	$77,680,986	$145,831,519	$223,577,455

Liabilities and stockholders’ equity
Liabilities:
Accrued organization costs	92,000		(92,000)	—
Contributed loan	50,000		(50,000)	—
Deferred offering costs payable	15,000		(15,000)	—

Total liabilities	157,000	—	(157,000)	—

Stockholders’ equity:

Common stock, par value $0.001 per share; 100,000,000 shares authorized; 16,855,058 shares issued and outstanding			16,855	16,855
Capital in excess of par		77,680,986	145,971,664	223,652,650
Accumulated loss	(92,050)	—	—	(92,050)

Total stockholders’ equity:	$(92,050)	$77,680,986	$145,988,519	$223,577,455

Total liabilities and stockholders’ equity	$64,950	$77,680,986	$145,831,519	$223,577,455

Pro forma NAV per share				$13.26

(1)
Reflects the completion of the Formation Transaction, including the conversion of 1,000 outstanding limited liability company interests of Medley Capital BDC LLC into 5,743,946 shares of common stock of Medley Capital Corporation, immediately prior to the initial public offering, at $14.75 per share, regardless of what the initial offering price is. The pro forma capitalization reflects adjustments related to the recapitalization of one of the portfolio companies, Geneva Wood Fuels LLC, which was effective as of October 1, 2010 and the subsequent contribution to MOF I BDC of the loan participation interest in Applied Natural Gas Fuels, Inc., which occurred on December 31, 2010. The pro forma capitalization may change subject to the final Bring Down on the Transfer Date and as a result of accrued and unpaid interest on the Loan Assets during the period from September 30, 2010 to the date hereof. For a more detailed discussion of the Formation Transaction, see the preliminary prospectus dated January 5, 2011.
(2)
Pro forma adjustments reflect the completion of the offering (assuming no exercise of the underwriters’ option to purchase additional shares).

Medley Capital Corporation
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the four months ended September 30, 2010

			Pro forma	Pro forma Consolidated
	Medley Capital BDC LLC	MOF I BDC LLC	Adjustments(1)	Medley Capital Corporation
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Income
Interest		4,906,375		4,906,375
Other income	20	—		20

	20	4,906,375	—	4,906,395

Expenses
Professional and other		128,385		128,385
Management fee expense			566,984	566,984

Total Expenses	—	128,385	566,984	695,369

Net investment income	20	4,777,990	(566,984)	4,211,026

Realized and unrealized gain (loss) on investments
Realized gain on distribution of investment		50,488		50,488
Change in unrealized depreciation of investments		(939,405)		(939,405)

Net loss on investments	—	(888,917)	—	(888,917)

Net change in net assets resulting from operations	20	3,889,073	(566,984)	3,322,109

(1)	The pro forma adjustments reflect the management fee expense that would be payable by Medley Capital Corporation to MCC Advisors, LLC pursuant to its investment management agreement. MCC Advisors, LLC receives a base management fee at an annual rate of 2.0% of the company’s gross assets. MCC Advisors LLC agreed to waive the base management fee payable with respect to cash and cash equivalents held by Medley Capital Corporation through June 30, 2011.

Medley Capital Corporation
PRO FORMA CONSOLIDATED SCHEDULE OF INVESTMENTS
As of September 30, 2010

	Principal			Percentage of
	Amount	Cost	Fair Value	Net assets
Investments in Securities, at fair value (1)(2)

United States

Senior Secured Loans

Capital Equipment Water Capital USA, Inc.	$20,353,822	20,353,822	$20,353,822	9.10%
(7.00% PIK & 7% Cash, due 01/2013)

Containers & Packaging Bennu Glass, Inc.	10,000,000	10,218,293	10,218,293	4.57%
(15.00%, due 04/2013)

Energy & Power Geneva Wood Fuels LLC	7,500,000	7,500,000	7,500,000	3.35%
(15.50%, due 12/2012)

Financial Services Allied Cash Holdings LLC	20,000,000	20,117,006	20,117,006	9.00%
(15.00%, due 06/2013)

Velum Global Credit Management LLC	15,000,000	15,304,765	15,304,765	6.85%
(15.00%, due 03/2014)

Oil & Gas Applied Natural Gas Fuels, Inc.	10,598,035	10,598,035	10,598,035	4.74%

(10.00% PIK, due 03/2014)

Total Investments in Securities, at fair value (cost $84,091,921)			$84,091,921	37.61%

(1)	Investments in Securities are held through participation agreements with an affiliate.

(2)	Investments in Securities, at fair value includes the addition of $7,706,275 which reflects the substraction of the investment in Geneva Wood Fuels LLC of $10,391,760 as of September 30, 2010, the addition of the new investment in Geneva Wood Fuels LLC of $7,500,000 as a result of its recapitalization effective October 1, 2010, and the addition of the invesmtent in Applied Natural Gas Fuels, Inc. of $10,598,035 which was contributed on December 31, 2010.

1. Background
MOF I BDC LLC was formed by Medley Opportunity Fund LP and Medley Opportunity Fund Ltd. in the State of Delaware in April 2010. On May 31, 2010, each of Medley Opportunity Fund LP and Medley Opportunity Fund Ltd. assigned all of their respective interests in certain loan participations in secured loans to middle market companies (the “Loan Assets”) to MOF I BDC LLC in exchange for membership interests in that entity.
Medley Capital BDC LLC is a Delaware limited liability company formed on April 23, 2010.
In connection with the contemplated public offering, Medley Opportunity Fund LP (“MOF LP”) and Medley Opportunity Fund Ltd. (“MOF LTD”) transferred all of their respective interests in the Loan Assets to MOF I BDC LLC (“MOF I BDC”) in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests. In addition, MOF I BDC had a 100% interest in the Loan Assets. Each of MOF LTD and MOF LP then contributed their respective MOF I BDC membership interests to Medley Capital BDC LLC, a second newly formed Delaware limited liability company, in exchange for Medley Capital BDC LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of Medley Capital BDC LLC. Medley Capital BDC LLC then converted into Medley Capital Corporation, a Delaware corporation. These transactions are together referred to as the Formation Transaction.
After the completion of the Formation Transaction, MOF LP and MOF LTD will own equity interests in Medley Capital Corporation, but only to the extent permitted by the Investment Company Act of 1940, as amended. MOF LP and MOF LTD will distribute equity interests in Medley Capital Corporation in excess of those permitted to be owned by them, if any, to their respective limited partners. MOF LP and MOF LTD’s interests will be valued at the initial public offering price.
The pro forma combined financial statements assume that Medley Capital Corporation will sell (1) 10,370,371 shares of Medley Capital Corporation common stock at an assumed public offering price of $13.50 (the midpoint of the initial public offering price set forth on the cover page of the Preliminary Prospectus), after deducting underwriting discounts and commissions and estimated offering expenses of approximately $1.3 million payable by the company, and (2) the concurrent sale of 740,741 shares of Medley Capital Corporation common stock to affiliates of the company and of MCC Advisors, the manager, and some of their employees in the offering at the initial public offering price of $13.50 per share (the midpoint of the initial public offering price set forth on the cover page of the Preliminary Prospectus).
2. Summary of significant accounting policies
Basis of Presentation
The unaudited pro forma combined data have been prepared based on the historical financial statements of Medley Capital BDC LLC and MOF I BDC LLC. Certain disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States have been condensed or omitted as permitted by SEC rules and regulations.
These unaudited pro forma combined financial statements are not necessarily indicative of the results of operations that would have been achieved had the Formation Transaction and the proposed offering taken place at the dates indicated and do not purport to be indicative of future financial condition or operating results for Medley Capital Corporation.
The accompanying financial statements are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
Cash and Cash Equivalents
The Company considers short-term interest bearing investments with maturities of three months or less at the time of purchase to be cash equivalents.
Valuation of Investments in Securities, at Fair Value — Definition and Hierarchy
In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.
In determining fair value, the Company uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:
Valuation of Investments in Securities, at Fair Value — Definition and Hierarchy (continued)
Level 1 — Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.
Level 2 — Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities that are not active, or other observable inputs other than quoted prices.
Level 3 — Unobservable inputs for the asset or liability.
The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.
Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.
Valuation Techniques
The Company values its investments in securities at fair value as determined by the Company’s management. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.
The Company’s investments consist of asset-based loans to private companies. Because these investments are illiquid and because there are no directly comparable companies whose financial instruments have observable market values, these loans are valued by management using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time. Management considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, management will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.
Investment Transactions and Related Investment Income
Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis and in accordance with the terms of the loan agreements. The Company considers the estimated net realizable value of any investment income receivable in determining the fair values of its investments in securities. Accretion of market and original issue discounts are calculated using the effective interest method.
Paid-in-Kind Interest
The Company includes in income certain amounts that it has not yet received in cash, such as contractual paid-in-kind interest (“PIK”), which represents contractually deferred interest added to the investment balance that I generally due at maturity. We stop accruing PIK if we do not expect the issuer to be able to pay all principal and interest when due.
Organizational Expenses and Offering Costs
Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred. In the event the IPO does not occur, the Company will not incur all such expenses and may not be able to pay expenses that are incurred. Additional offering costs, which will consist principally of underwriting fees, registration costs, and legal costs are not yet estimable.
Deferred offering costs related to the IPO will be charged to capital upon the receipt of the capital to be raised. Deferred offering costs consist of a $14,260 Securities and Exchange Commission registration fee and a $20,500 FINRA filing fee incurred during the period from April 23, 2010 (date of inception) to September 30, 2010. These offering costs reflect the Company’s best estimate and are subject to change upon the completion of the IPO.
Income Taxes
In accordance with GAAP, the Company is required to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Company intends to file an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions. The Company is subject to income tax examinations by major tax authorities on these returns when filed. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that would reduce net assets. This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities. The Company adopted this policy on April 23, 2010 and based on its analysis, the Company has determined that the adoption of this policy did not have a material impact on the Company’s financial statements. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.

There are no significant income tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefit will significantly increase or decrease in the next twelve months.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.
3. Fair Value Measurements
The Company’s assets recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 1.
As of September 30, 2010, all of the Company’s investments are Level 3 assets with significant unobservable inputs.
The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the period ended September 30, 2010;

Senior secured
loans
Balance as of May 31, 2010	$104,375,584
Net unrealized losses	(939,405)
Purchases and other adjustments to cost	353,822
Sales, maturities, and in-kind distributions	(27,454,843)
Net realized gain from investments	50,488
Transfers in/out	0
Balance as of September 30, 2010	$76,385,646
Purchases and other adjustments to cost include purchases of new investments at cost, accretion/amortization of income from discount/premium on debt securities, and PIK.
Sales and redemptions represent net proceeds received from investments sold during the quarter.
4. Participation in secured loans
By owning loan participations, the Company will usually have a contractual relationship only with the affiliate, not the borrower. The Company may be subject to the credit risk of the affiliate as well as of the borrower.
5. Related parties
As of May 31, 2010, the Funds, or companies wholly—owned or controlled by the Funds, own equity interests in six of the portfolio companies as to which the Company currently has a loan participation agreement investment. These portfolio companies include Allied Cash Holdings LLC, Aurora Flight

Sciences Corporation, Bennu Glass, Inc., Geneva Wood Fuels LLC, Sheffield Manufacturing, Inc., and Velum Global Credit Management LLC. The Funds, or companies wholly—owned or controlled by the Funds, have significant equity interest or significant board and/or other representation for three of the portfolio companies. These portfolio companies include Allied Cash Holdings, LLC, Bennu Glass, Inc., and Velum Global Credit Management LLC.
Two borrowers, Allied Cash Holdings LLC and Velum Global Credit Management LLC, both of which have loans in which the Company holds participation rights, have retained employees of Medley Capital LLC, an affiliate of the Company, to serve in senior management positions.
On August 31, 2010, the Company distributed its loan participation agreement in Sheffield Manufacturing, Inc to the Funds. Accordingly, as of September 30, 2010, the Company no longer has an economic interest relating to Sheffield Manufacturing, Inc.
6. Company investment risk, concentration of credit risk, and liquidity risk
The Company’s Board of Members has broad discretion in making investments for the Company. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.
The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially. The Company’s Board of Members may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.
The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult or impossible. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.
7. Recent accounting pronouncements
On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the ASU is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time management is evaluating the implications of the amendment to Accounting Standards Codification (“ASC”) 820 and the impact to the statement of financial condition, including the schedule of investments.
ASC 860, “Transfers and Servicing,” removes the concept of a qualifying special-purpose entity (“QSPE”) and removes the exception from applying to variable interest entities that are QSPEs. This statement also clarifies the requirements for isolation and limitations on portions of financial assets that are eligible for sale accounting. This statement is effective for fiscal years beginning after November 15, 2009. At this time management is evaluating the implications of the amendment to Accounting Standards Codification (“ASC”) 820 and the impact to the statement of financial condition, including the schedule of investments.